LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln S&P 500 Buffer Fund May Lincoln S&P 500 Ultra Buffer Fund May (the “Funds”)
Supplement Dated May 13, 2022 to each Fund’s Prospectus and Summary Prospectus dated May 1, 2022

This Supplement provides certain information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus.

As described in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund’s next Outcome Period is the one-year period May 20, 2022 to May 19, 2023. The Outcomes for the Funds are based upon the S&P 500 Price Return Index. As of May 12, 2022, each Fund’s Cap is estimated to fall within the range set forth below:

FUND NAME	ESTIMATED CAP RANGE

Lincoln S&P 500 Buffer Fund May	12.49% to 17.12% before Fund expenses (11.79% to 16.42% after Fund expenses for Standard Class) (11.44% to 16.07% after Fund expenses for Service Class)

Lincoln S&P 500 Ultra Buffer Fund May	7.50% to 11.38% before Fund expenses (6.80% to 10.68% after Fund expenses for Standard Class) (6.45% to 10.33% after Fund expenses for Service Class)

Each Fund’s actual Cap will be determined on the first day of an Outcome Period. A supplement to each Fund’s Prospectus will be filed on or about the start date of the next Outcome Period to provide each Fund’s actual Cap information.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR IMPORTANT RECORDS